UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2017

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54010	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, CA	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2017, B. Riley Financial, Inc. (the “Company”) issued a press release to update the reporting of certain of its preliminary unaudited financial results for the fiscal quarter and year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by the registrant on February 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2017	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the registrant on February 21, 2017